SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2015

ML CAPITAL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	33-184636	33-1219511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

16810 East Avenue of the Fountains, Suite 120, Fountain Hills, Arizona 85268

(Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code: (480) 816-5308

 __________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act (17 CFR 240. l 4a- I 2).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule l 3e-4(c) under the Exchange Act (I7 CFR 240. I 3e-4(c)).

As used herein, the terms, "we," "us," "our," and the "Company" refers to ML Capital Group, Inc., a Nevada corporation, unless otherwise stated

Item 5.02 Departure of Directors or Senior Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers;

On January 5, 2015, the Company's Board of Directors accepted the resignation of Marlene Konow as both as Chief Operating Officer and as a Director of the Company.

The Company's Board of Directors determined that the Company needed to realign its management in light of the Company's plans.

2

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML Capital Group, Inc.

Date: January 7, 2015	By:	/s/ Lisa Nelson
Lisa Nelson
President, Chief Executive Officer and Secretary